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                         VAN KAMPEN HIGH INCOME TRUST II
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

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
                                                             AMOUNT OF    % OF
                                   OFFERING    TOTAL           SHARES    OFFERING  % OF FUNDS
 SECURITY     PURCHASE/   SIZE OF  PRICE OF  AMOUNT OF       PURCHASED  PURCHASED    TOTAL                  PURCHASED
PURCHASED    TRADE DATE  OFFERING   SHARES    OFFERING        BY FUND    BY FUND     ASSETS     BROKERS        FROM
-----------  --------------------------------------------------------------------------------------------------------
                                                                                                Goldman,
                                                                                                 Sachs &
   Texas      10/24/07       --     $100.00  $3,000,000,000   $690,000    0.023%      0.48%    Co., Morgan   Goldman
Competitive                                                                                      Stanley,      Sachs
 Electric                                                                                         Citi,
10.25% due                                                                                       Credit
 11/1/2015                                                                                       Suisse,
                                                                                                JPMorgan
                                                                                               and Lehman
                                                                                                Brothers

                                                                                                 Goldman,
                                                                                                 Sachs &
   Texas      11/29/07       --     $95.00   $2,000,000,000   $620,000     0.03%      0.42%    Co., Morgan   Goldman
Competitive                                                                                     Stanley,      Sachs
 Electric                                                                                         Citi,
10.25% due                                                                                       Credit
 11/1/2015                                                                                       Suisse,
                                                                                                JPMorgan
                                                                                               and Lehman
                                                                                                Brothers
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